MEMRY

Westergaard Conference

November 2007



MEMRY

Disclaimer

This presentation contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the Company's control which may cause actual results, performance or achievements of the Company to be materially different from the results, performance, or other expectations implied by these forward-looking statements. These factors include, but are not limited to, those detailed in the Company's Form 10-K for the fiscal year ended June 30, 2007 and other periodic filings with the Securities and Exchange Commission

Why MRY?



- Compelling Value Proposition
- Innovative, Strategic Technology Solutions
- Large and Growing Medical Device Market
- Strong Growing Pipeline
- Strong Balance Sheet
- Strong Cash Generator
- Building Momentum
- Trading Near Book Value

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Mission Statement



"Enabling minimally invasive and targeted therapies for the medical industry"

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Shape Memory Alloy Technology

A Unique Material with Enabling Properties

Materials & Processes

- Superelastic & Shape Memory Nitinol Alloys
  - Wire & Tube Drawing
  - Laser Cutting
  - Stent Manufacturing
  - Wire Forming
  - Surface Finishing
  - Grinding & Coating
  - Assembly

Enabling Properties

- Kink resistance
- Crush resistance
- Ability to recover large deformation
- Thermal Recovery
- Confined Access & Delivery
- Low Constant Uniform Forces

Minimally Invasive & Endovascular Devices



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Polymer Extrusion Technology

A Strategic Process Technology

Materials & Processes

- Custom Co-Extruded Polymer Components
  - Polyurethanes
  - Nylons
  - Polyesters
  - Fluoropolymers
  - Polyimides

  - Tipping & Forming
  - Tapering
  - Grinding
  - Braiding & Coiling

Enabling Properties

- Multi Layer
- Multi Lumen
- Coil and Braid Reinforcement
- Thin Wall
- Jacketing
- Radiopacity

Catheter-based Minimally Invasive & Endovascular Devices



Non- and Minimally Invasive US Device Market


$11.0B
$7.2B
1.3
1.6
8.1
0.8
1.3
5.1
2005
2011
Orthopaedics
Surgery/Endosurgery
Cardiovascular/Thoracic


7.9%
2.5%
11.3%
2005
78.3%
Surgical Devices & Instruments
Monitoring/Imaging
Electrosurgical/Auxiliary Equipment
Robotics

(Source: *BCC Research, June 2006)*

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Medical Device Industry Undergoing Rapid Change

External Drivers

- Improving Quality of Healthcare
- Aging Population
- Stringent Regulatory Environment
- Competition & Speed to Market
- Cost Containment
- Product Innovation & Technology
- Mergers & Acquisitions
- Globalization
- Vendor Base Consolidation

** Millennium Research Group, October 2005*



Created Outsourcing Industry

- Device OEMs want to focus on R&D, Technology, Sales & Marketing, Distribution and Regulatory Issues
- Device companies outsource for a variety of reasons
  - Reduce operating costs
  - Expand their portfolio of capabilities
  - Simplify supply chain logistics
  - Reduce capital expenditures
- Larger, full-service suppliers are preferred vendors to many OEMs
- Outsourcing device manufacturing operations is expected to continue to grow
  - Est’d 20% in 2005, as much as 40% projected in 2010 (source: Covington)

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Strategy For Success

Memry

- **Full Suite of Capabilities**
- **Supply Chain Management**
- **Technology Leadership**
- **Rapid Turnaround**
- **Quality & Competitive Pricing**
- **Device Application Knowledge**
- **Globalization**

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The Value Chain

$

Finished Device
Subassemblies & Assemblies
Parts & Components
Semi-Finished Materials
Raw Materials

Metals	**Polymers**
Device Company Stent grafts, surgical instruments, etc.	Device Company Catheters, balloons, delivery systems, etc
Value Added Operations Laser, grinding, EP, coiling, assembly, etc.	Value Added Operations Tipping, grinding, braiding, coiling, assembly
Secondary Processing Wire & Tube drawing	Secondary Processing Extrusion, molding, blowing
Primary Processing Melting, bars, redraw	Primary Processing Compounding
Base Materials Ni, Ti, Nb, etc.	Base Materials Polymer pellets

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Memry FY07
By Specialty & Application



11%
8%
17%
6%
1%
57%
Vascular/Radiology
EndoSurgery
Coronary & EP
Urology/OBGYN
Others
Orthopaedics



20%
18%
6%
1%
29%
27%
Stents & Stent Grafts
Catheters
Endosurgical Instruments
Guidewires
Others
Embolic Protection

Source: Memry Corp., Estimated


Neurology
ENT
Ophthalmology
Coronary & EP
Vascular/Radiology
Endosurgery
Urology/OBGyn
Orthopaedics
Orthopedics
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Progress During Last Year

Innovations & Capabilities

FY 2007

- **Laser capability upgrade**
- **Introduction of V2 ultra small diameter nitinol tubing**
- **Addition of plasma welding capability**
- **Launch of new product line, Putnam Plastics Plus**
- **Enhanced capability of guidewire finishing and coating**



Looking Forward

Innovations & Capabilities

FY 2008

- **ISO 13485:2003 Certification for all plants (completed)**
- **Electropolishing capability and facility upgrade**
- **Addition of insert molding line for catheter manufacturing**
- **Addition of high volume hydrophilic coating line for guidewires**
- **Implementation fast turnaround tubing line**

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Business Development Objectives



Materials, Processes & Product Integration

- High-end Processing Technologies
- Passive and Biointeractive Medical Polymers & Biomaterials
- Surface Modification & Finishing Technologies
- Integration Technologies Critical to Complete Product capability

Market Leadership & Recognition as Leading Provider of Technology and Synergistic Solutions for Minimally Invasive & Targeted Therapy Products

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Income Statement

	Fiscal Year		Three Months Ended	
	2006	2007	9/30/06	9/30/07
Revenue	$52.6M	$51.7M	$13.8M	$13.8M
Gross Profit	$20.4M	$16.6M	$5.7M	$4.8M
Gross Margin %	39%	32%	41%	35%
Net Income	$2.7M a) b)	$0.3M b)	$1.0M b)	$0.4M b)
Diluted EPS	$0.09	$0.01	$0.03	$0.01

a) Includes $1.1M of CEO retirement charges ($0.7M, net of $0.4M tax benefit).

b) Includes pre-tax incremental fees for litigation and professional fees for litigation defense and the implementation of Sarbanes-Oxley Section 404 compliance, $0.2M in 2006, $1.6M in 2007, $0.1M in the three months ended 9/30/06 and $0.1M in the three months ended 9/30/07.

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Consolidated Revenues & Gross Margin By Quarter 2005 - 2008



Revenue
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Gross Margin %
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Sales
Gross Margin
Margin %



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Nitinol Revenues & Gross Margin By Quarter 2005 - 2008


12,000
10,000
8,000
6,000
4,000
2,000
0
Revenues
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Gross Margin %
Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008
Sales
Gross Margin
Margin %



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Polymers Revenues & Gross Margin By Quarter 2005 - 2008



Revenues
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Gross Margin %
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Sales
Gross Margin
Margin %

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Managing Growth

- Invest in areas to generate revenue growth
  - Development Projects
  - New Technologies
  - Sales & Marketing
- Look for cost improvement opportunities
  - Operations
  - Supply Chain Management
  - Administrative Overhead
- Achieve process efficiencies



R&D Investment


(in millions)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
$ 3.9 M
1.0
2.9
2004
$ 5.3 M
3.4
1.9
2005
$ 6.8 M
4.8
2.0
2006
$ 6.6 M
5.0
1.6
2007
R&D Exp
R&D COGS

** Putnam Plastics acquired in November 2004.*

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R&D Revenue


(in millions)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
$1.3 M
$2.7 M
$4.2 M
$5.1 M
2004 *
2005 *
2006
2007
R&D Revenue
Total R&D Investment

** Putnam Plastics acquired in November 2004.*

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Expanding Pipeline


R&D Projects
Metals
Plastics
52
71
108
20
June 2005
June 2006
June 2007

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Balance Sheet (in millions)

	June 2006	June 2007	September 2007
Current Assets	$22.2	$16.9	$17.8
Property, Plant & Equipment	9.0	8.8	9.1
Goodwill & Other Intangibles	21.3	20.6	20.5
Other Assets	2.8	2.4	2.1
Total Assets	**$55.3**	**$48.7**	**$49.5**
Current Liabilities	$7.9	$6.6	$6.9
Notes Payable, less current maturities	7.8	0.6	0.6
Non-current Liabilities	0.1	0.1	0.0
Stockholders Equity	39.5	41.4	42.0
Total Liabilities and Stockholders Equity	**$55.3**	**$48.7**	**$49.5**
Total Debt	***$10.0***	***$1.6***	***$1.6***



Cash Flow (in millions)

Cash Flow From Operating Activities:	Fiscal Year 2006	Fiscal Year 2007	Three Months Ended 09/30/06	Three Months Ended 09/30/07
Net income	$2.7	$0.3	$1.0	$0.4
Adjustments to reconcile net income to net cash provided by operating activities:				
Depreciation and amortization	2.9	3.2	0.8	0.7
Deferred income taxes	1.4	0.2	0.6	0.2
Stock-based compensation	0.4	0.5	0.2	0.2
Other non-cash adjustments	0.4	0.4	---	---
Change in working capital	(1.9)	0.8	(0.7)	0.2
Net cash provided by operating activities	5.9	5.4	1.9	1.7
Net cash used in investing activities	(2.0)	(2.3)	(0.7)	(0.6)
Net cash used in financing activities	(1.1)	(7.7)	(0.2)	---
Net increase (decrease) in cash	$2.8	$(4.6)	$1.0	$1.1

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EBITDA & Adjusted Definition

In this presentation, the Company refers to EBITDA and Adjusted EBITDA, financial measures that are not recognized under accounting principles generally accepted in the United States of America ("GAAP"). The Company defines EBITDA as earnings before income taxes, interest income (expense), net, depreciation and amortization.

The Company defines Adjusted EBITDA as EBITDA further adjusted to exclude material non-cash items and items that may be infrequent in occurrence or, in management's view, not indicative of the Company's continuing operating performance and cash flows. EBITDA and Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, net income, operating income, cash flows from operations or other traditional indications of a company's operating performance or liquidity that are derived in accordance with GAAP.

In addition, the Company's calculations of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures being disclosed by other companies, limiting their usefulness as comparative measures. The Company discloses EBITDA and Adjusted EBITDA as each is a commonly referred to financial metric used in the investing community to evaluate the performance of companies in our industry. The Company believes that disclosure of EBITDA and Adjusted EBITDA is helpful to those reviewing its performance, as EBITDA and Adjusted EBITDA provide information on the Company's ability to meet debt service, capital expenditure and working capital requirements, and management believes that EBITDA and Adjusted EBITDA are also useful indicators of the Company's operating performance. We present Adjusted EBITDA as a percentage of revenues because management believes it is a useful indicator of the Company's operating performance.



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EBITDA (in millions)

	Fiscal Year 2006	Fiscal Year 2007	Three Months Ended 09/30/06	Three Months Ended 09/30/07
Revenue	**$52.6**	**$51.7**	**$13.8**	**$13.8**
Net Income	$2.7	$0.3	$1.0	$0.4
+ Income Taxes	1.6	0.1	0.6	0.3
+ Interest Expense, Net	1.1	0.6	0.2	-
+ Depreciation (a)	2.1	2.4	0.6	0.5
+ Amortization (b)	0.7	0.7	0.2	0.2
EBITDA	**$8.2**	**$4.1**	**$2.6**	**$1.4**
+ Incremental Litigation and Professional Fees (c)	0.2	1.7	0.1	0.1
+ CEO Retirement (d)	1.1	-	-	-
+ Early Extinguishment of Debt (e)	-	**0.2**	-	-
+ Equity Based Compensation (f)	0.4	0.5	0.2	0.2
Adjusted EBITDA	**$9.9**	**$6.5**	**$2.9**	**$1.7**
Adjusted EBITDA as % of Revenue	*18.8%*	*12.6%*	*21.0%*	*12.4%*

See explanation of footnotes on the following page



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Footnotes to EBITDA

a) Depreciation in the three months ended September 30, 2007 is shown net of the non-cash $0.1 million gain on the reversal of an asset retirement obligation ("ARO").

b) Amortization excludes the amortization of deferred financing costs, which is included in interest expense, net.

c) The Company incurred incremental fees for litigation and professional fees for litigation defense and the voluntary implementation of Sarbanes-Oxley Section 404 compliance.

d) Effective December 9, 2005, the Company's President and Chief Executive Officer retired from his position. In connection with the retirement, the Company recorded separation charges of $1.1 million during the year ended June 30, 2006.

e) During the year ended June 30, 2007, the Company recorded a $0.2 million loss on extinguishment of debt due to the write-off of deferred financing costs and a penalty on the prepayment of its subordinated debt.

f) Equity based compensation represents non-cash items.

Why MRY?



- Compelling Value Proposition
- Innovative, Strategic Technology Solutions
- Large and Growing Medical Device Market
- Strong Growing Pipeline
- Strong Balance Sheet
- Strong Cash Generator
- Building Momentum
- Trading Near Book Value

MEMRY



Capability Expansion 2003-2007

2003

- Nitinol Tubing
- Nitinol Wire
- Manual assembly

2004

- MTS Tensile Testing
- Royal Master Grinding
- Laser Profile Inspection
- **Memry acquires PPC**

2005

- Scanning Electron Microscope
- Lasag Laser Welder
- Quick Response Salt Pot
- Automated Crimp Flattening
- Guidewire Coating
- **Thin walled polyurethane tubing**

2006

- Mitsubishi Wire EDM
- Robotic Hot Spring Forming
- Heat Treat Furnaces (2)
- Drying Ovens (2)
- High Speed Micro Coiler (3rd)
- Auto Tube Cleaner
- Guidewire Coating
- Guidewire J Tip Hot Forming
- Guidewire Auto Tipping
- Universal Tube Forming
- **Lumen Sealing**

2007

- Chemical Room: Etching Electropolishing Passivation
- Precision Plasma Welding
- Induction Heat Treating
- Crimp Assembly System
- High Speed NiTi wire cutting
- Wire and Tube Universal OD/ID Deburr/Chamfer
- Bone Tamp Hot Forming
- Fluidized Bed Heat Treating
- High speed precision laser cutting
- Ultra-small diameter V2 tubing
- Large diameter Hybrid Tubing
- **Butt Welding**
- **Large volume annealing**
- **Thermoset polyimide tipping**
- **Adhesive assembly**
- **Axis Drilling**

Memry Capability / PPC Capability

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